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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 7, 1998


                              POWERCERV CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


    Florida                     0-27574                      59-3350778
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(State or Other             (Commission File        (IRS Employer Identification
 Jurisdiction)              Number)                 No.)


               400 North Ashley Drive, Suite 2700, Tampa, FL 33602
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:   (813) 226-2600
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEMS 1 THROUGH 3 AND 5, 6, 8 AND 9 ARE NOT APPLICABLE


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Effective July 14, 1998 the registrant, PowerCerv Corporation (the "Company"), appointed Ernst & Young LLP as its independent accountant for the remainder of 1998. On July 7, 1998, the Company notified KPMG Peat Marwick LLP ("KPMG") that the Company's relationship with KPMG was terminated. On July 14, 1998 the Company filed a Form 8-K relating to such events and provided KPMG a copy thereof. Attached as Exhibit 16 hereto is the response of KPMG to the disclosures made by the Company in such Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

      A. Exhibits:

           Exhibit 16. Letter re change in certified accountants.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           POWERCERV CORPORATION
                           (Registrant)


                           By:/s/ Stephen M. Wagman
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                              Stephen M. Wagman, Chief Financial Officer, Senior
                              Vice President and Secretary


                           Date:  July 17, 1998
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